EXHIBIT 4.20

                           10% CONVERTIBLE DEBENTURES

                                  SCHEDULE "A"

               FORM OF SERIES A CONVERTIBLE DEBENTURE CERTIFICATE

[FOR U.S. RESIDENTS] THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD WHICH EXPIRES AT 12:00 A.M. (MIDNIGHT) (VANCOUVER TIME) ON MAY 24, 2001 AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL SUCH TIME EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND THE RULES AND REGULATIONS MADE THEREUNDER.

[To be added to Certificates for Debentureholders who have elected to receive First Year Interest Shares.] [THE INTEREST UNDER THIS DEBENTURE HAS BEEN PAID UP TO AND INCLUDING JANUARY 23, 2002 AND NO MORE INTEREST ACCRUES OR IS PAYABLE HEREUNDER UNTIL AFTER JANUARY 23, 2002. IN ADDITION, IF THE HOLDER OR TRANSFEREE OF THIS DEBENTURE EXERCISES THEIR RIGHT TO CONVERT THIS DEBENTURE INTO COMMON SHARES ON OR BEFORE JANUARY 23, 2002, THE PRE-PAID INTEREST WILL BE OFF-SET AGAINST THE NUMBER OF SHARES ISSUABLE UPON CONVERSION. PLEASE SEE THE TRUST INDENTURE FOR DETAILS.]

                                                       Certificate No.  A -
                                                                             ---
                       10% CONVERTIBLE DEBENTURE, SERIES A
                                       OF
                              HILTON PETROLEUM LTD.
                (Continued under the laws of the Yukon Territory)
                             PRINCIPAL AMOUNT U.S.$
                                                   -----

For value received, Hilton Petroleum Ltd. (the "Company") hereby acknowledges itself indebted and promises to pay to oFull Name of Subscriber] of
____[Address, City, Prov, PC], the registered Debentureholder, (the "Debentureholder") on January 24, 2004 (the "Maturity Date"), or on such earlier date or later date as this convertible debenture (the "Convertible Debenture") may become due in accordance with the provisions of the Indenture hereinafter mentioned, on presentation and surrender of this Convertible Debenture at the principal office of the Trustee at Vancouver, British Columbia the sum of ____[AMOUNT] DOLLARS (U.S.$___) in lawful money of the United States together with interest thereon at a rate equal to 10% per annum calculated quarterly not in advance.

This Series A Convertible Debenture is one of the Convertible Debentures issued under and entitled to the benefit of and subject to the provisions of a trust indenture (the "Indenture") dated January 24, 2001 between the Company and Montreal Trust Company of Canada (the "Trustee") as trustee. The obligations of the Company hereunder are secured pursuant to the provisions of the Indenture. Reference is hereby made to the Indenture and all instruments supplemental thereto or in implement thereof for a description of the terms and conditions upon which the Convertible Debenture is issued or may be issued and held, the security granted in respect of the Convertible Debenture and the rights of the Debentureholders of Convertible Debentures and of the Company and the Trustee, all to the same effect as if the provisions of the Indenture and such other instruments were herein set forth, to all of which provisions the Debentureholder of this Convertible Debenture, by acceptance hereof, assents.

The Convertible Debentures are issuable in denominations of U.S.$1,000 and integral multiples of U.S.$1,000. The Convertible Debenture of any authorized denomination may be exchanged, as provided in the Indenture, for Convertible Debentures of an equal aggregate principal amount in any other authorized denomination or denominations.

This Convertible Debenture, all other Convertible Debentures now or hereafter certified and issued under the Indenture and the 9% Convertible Debentures of the Company due April 30, 2003 rank pari passu in terms of both payment and security and all Convertible Debentures are secured equally and ratably by the Indenture.

Only the principal amount of the Convertible Debenture will be convertible into Common Shares in accordance with the provisions of the Indenture, and the Debentureholder of a Convertible Debenture surrendered or deemed to be surrendered for conversion in accordance with the Indenture will not be entitled to receive accrued and unpaid interest in respect thereof, other than interest due and unpaid, if any, up to the last Interest Payment Date which will be paid to the Debentureholder in cash, or in certain circumstances, Common Shares.

The Convertible Debentures will bear interest at a rate of 10% per annum payable in US currency calculated quarterly and payable in arrears in equal quarterly payments on February 28, May 31, August 31 and November 30 of each year (each an "Interest Payment Date"). The interest for any period other than the three-month periods between the Interest Payment Dates will be calculated on the basis of the actual number of days elapsed during the period for which interest is being calculated, divided by 365 and aggregated for that period and will be payable in U.S. currency. During the First Year each Debentureholder may elect to receive Common Shares ("First Year Interest Shares") in an amount equal to 10% of the principal amount of the Debenture (such amount shall be converted to Canadian currency at the Exchange Rate (as that term is defined in the Trust Indenture), divided by $1.35. During the Second Year and Third Year the Debentureholders may elect to receive the interest due in common shares (the "Interest Shares"). The Debentureholder must elect to receive Interest Shares by giving notice in writing to the Company ("Interest Notice") no later than 7 days before each Interest Payment Date. In the event the Company does not receive the Interest Notice from a Debentureholder, the Debentureholder will receive the interest due in U.S. currency. The number of Interest Shares due shall be calculated using the average closing price (the "Interest Share Price") of the Company's Common Shares for the 10 trading days prior to fifth day before the applicable Interest Payment Date. The Debentureholder shall receive Interest Shares totaling the amount of interest due during a specified period (an "Interest Payment") converted into Canadian currency using the Exchange Rate on fifth day before the Interest Payment Date, and then divided by the applicable Interest Share Price.

The conversion prices by which this Convertible Debenture may be converted are as follows:

         During the First Year:                      Cdn $1.35
         During the Second Year:                     Cdn $1.35
         During the Third Year:                      Cdn $1.56

Upon conversion, the amount of this Debenture will first be converted into Canadian currency using the Exchange Rate (as that term is defined in the Indenture) and then converted into common shares at the above- mentioned conversion prices. The Company will automatically convert this Convertible Debenture into common shares of the Company in the event that the Company's Current Market Price (as defined in the Indenture) Cdn$6.50 (first converting the amount of this Debenture into Canadian currency as above).

Any common shares issued upon conversion of this Convertible Debenture shall bear the legends required by Section 2.19 of the Indenture.

The Indenture contains provisions making binding upon all Debentureholders of Convertible Debentures outstanding hereunder resolutions passed at meetings of such Debentureholders held in accordance with such provisions and instruments in writing signed by the Debentureholders of a specified majority of the principal amount of Convertible Debentures outstanding.

No transfer of the Convertible Debentures by the registered Debentureholder or his executors, administrators or any other legal representatives or his or their attorney duly appointed by an instrument in writing will be valid unless duly noted on one of the registers maintained by the Trustee or other registrar at its principal office in the City of Vancouver, British Columbia in accordance with the Indenture and only if such transfer is in form and execution satisfactory to the Trustee or other registrar and transfer agent upon compliance with any other reasonable requirements of the Trustee. The person in whose name this Convertible Debenture will be registered will be deemed and regarded as the owner hereof for all purposes of the Indenture and payment or on account of the principal of this Convertible Debenture.

This Convertible Debenture will not become obligatory for any purpose until it has been certified and delivered by the Trustee under the Indenture.

IN WITNESS WHEREOF Hilton Petroleum Ltd. has caused this Convertible Debenture to be signed by its proper officer duly authorized in that behalf.

DATED as of the     day of         , 200  .
                ---        -------      --

                                        HILTON PETROLEUM LTD.


                                     By:
                                         ---------------------------------------
                                         Authorized Signatory

                              TRUSTEE'S CERTIFICATE

This Convertible Debenture is certified to be one of the Convertible Debentures referred to in the Indenture within mentioned this ___ day of ___, 200___.

                                      MONTREAL TRUST COMPANY OF CANADA


                                     By:
                                        ---------------------------------------
                                         Authorized Signatory

                CONVERSION FORM - SERIES A CONVERTIBLE DEBENTURE

TO:        Hilton Petroleum Ltd.
           Suite 1305, 1090 West Georgia Street
           Vancouver, British Columbia, V6E 3V7

AND TO:    Montreal Trust Company of Canada
           4th Floor, 510 Burrard Street
           Vancouver, British Columbia, V6C 3B9

RE:        Conversion of 10% Convertible Debenture, Series A
           (the "Convertible Debenture")



Reference is made to the Trust Indenture (the "Trust Indenture") dated as of January 24, 2001 between Hilton Petroleum Ltd. (the "Company") and Montreal Trust Company of Canada (the "Trustee").

The undersigned, as the registered Debentureholder of a Convertible Debenture, hereby notifies you of our intention to convert such Series A Convertible Debenture (or U.S.$ principal amount thereof) into Canadian currency using the Exchange Rate (as that term is defined in the Trust Indenture) and then to convert that amount into Common Shares of the Company calculated using a Conversion Price of $_________ at the date hereof as determined pursuant to
Section 4.1 of the Trust Indenture.

The undersigned hereby instructs the Trustee upon issue and registration of the Common Shares in the name and address of the undersigned as set out below to cancel the Convertible Debenture tendered herewith.


-------------------------------       -----------------------------------------
Address                               Name

                                      By:
-------------------------------          --------------------------------------


                                      By:
-------------------------------          --------------------------------------

                FORM OF TRANSFER - SERIES A CONVERTIBLE DEBENTURE


FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto
(name) (the "Transferee"), of (residential address) U.S.$ principal amount of the Convertible Debentures of Hilton Petroleum Ltd. registered in the name of the undersigned on the records of Montreal Trust Company of Canada represented by the within certificate, and irrevocably appoints as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

    DATED the                   day of                            , 200    .
               -----------------        ---------------------------     ----




--------------------------    --------------------------------------------------
Signature Guaranteed          (Signature of Debentureholder, to be the same as
                              appears on the face of this Debenture Certificate)

                                   EXHIBIT "B"

                                  SCHEDULE "B"

               FORM OF SERIES B CONVERTIBLE DEBENTURE CERTIFICATE


[FOR U.S. RESIDENTS] THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD WHICH EXPIRES AT 12:00 A.M. (MIDNIGHT) (VANCOUVER TIME) ON MAY 24, 2001 AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL SUCH TIME EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND THE RULES AND REGULATIONS MADE THEREUNDER.

[To be added to Certificates for Debentureholders who have elected to receive First Year Interest Shares.] [THE INTEREST UNDER THIS DEBENTURE HAS BEEN PAID UP TO AND INCLUDING JANUARY 23, 2002 AND NO MORE INTEREST ACCRUES OR IS PAYABLE HEREUNDER UNTIL AFTER JANUARY 23, 2002. IN ADDITION, IF THE HOLDER OR TRANSFEREE OF THIS DEBENTURE EXERCISES THEIR RIGHT TO CONVERT THIS DEBENTURE INTO COMMON SHARES ON OR BEFORE JANUARY 23, 2002, THE PRE-PAID INTEREST WILL BE OFF-SET AGAINST THE NUMBER OF SHARES ISSUABLE UPON CONVERSION. PLEASE SEE THE TRUST INDENTURE FOR DETAILS.]

                                                       Certificate No. B -
                                                                            ----


                       10% CONVERTIBLE DEBENTURE, SERIES B
                                       OF
                              HILTON PETROLEUM LTD.
                (Continued under the laws of the Yukon Territory)

                              PRINCIPAL AMOUNT CDN$
                                                   ------


For value received, Hilton Petroleum Ltd. (the "Company") hereby acknowledges itself indebted and promises to pay to o[Full Name of Subscriber] of o[Address, City, Prov, PC], the registered Debentureholder, (the "Debentureholder") on January 24, 2004 (the "Maturity Date"), or on such earlier date or later date as this convertible debenture (the "Convertible Debenture") may become due in accordance with the provisions of the Indenture hereinafter mentioned, on presentation and surrender of this Convertible Debenture at the principal office of the Trustee at Vancouver, British Columbia the sum of o[AMOUNT] DOLLARS ($o) in lawful money of Canada together with interest thereon at a rate equal to 10% per annum calculated quarterly not in advance.

This Series B Convertible Debenture is one of the Convertible Debentures issued under and entitled to the benefit of and subject to the provisions of a trust indenture (the "Indenture") dated January 24, 2001 between the Company and Montreal Trust Company of Canada (the "Trustee") as trustee. The obligations of the Company hereunder are secured pursuant to the provisions of the Indenture. Reference is hereby made to the Indenture and all instruments supplemental thereto or in implement thereof for a description of the terms and conditions upon which the Convertible Debenture is issued or may be issued and held, the security granted in respect of the Convertible Debenture and the rights of the Debentureholders of Convertible Debentures and of the Company and the Trustee, all to the same effect as if the provisions of the Indenture and such other instruments were herein set forth, to all of which provisions the Debentureholder of this Convertible Debenture, by acceptance hereof, assents.

The Convertible Debentures are issuable in denominations of $1,000 and integral multiples of $1,000. The Convertible Debenture of any authorized denomination may be exchanged, as provided in the Indenture, for Convertible Debentures of an equal aggregate principal amount in any other authorized denomination or denominations.

This Convertible Debenture, all other Convertible Debentures now or hereafter certified and issued under the Indenture and the 9% Convertible Debentures of the Company due April 30, 2003 rank pari passu in terms of both payment and security and all Convertible Debentures are secured equally and ratably by the Indenture.

Only the principal amount of the Convertible Debenture will be convertible into Common Shares in accordance with the provisions of the Indenture, and the Debentureholder of a Convertible Debenture surrendered or deemed to be surrendered for conversion in accordance with the Indenture will not be entitled to receive accrued and unpaid interest in respect thereof, other than interest due and unpaid, if any, up to the last Interest Payment Date which will be paid to the Debentureholder in cash, or in certain circumstances, Common Shares.

The Convertible Debentures will bear interest at a rate of 10% per annum payable in Canadian currency calculated quarterly and payable in arrears in equal quarterly payments on February 28, May 31, August 31 and November 30 of each year (each an "Interest Payment Date"). The interest for any period other than the three-month periods between the Interest Payment Dates will be calculated on the basis of the actual number of days elapsed during the period for which interest is being calculated, divided by 365 and aggregated for that period and will be payable in Canadian currency. During the First Year each Debentureholder may elect to receive Common Shares ("First Year Interest Shares") in an amount equal to 10% of the principal amount of the Debenture, divided by $1.35. During the Second Year and Third Year the Debentureholders may elect to receive the interest due in common shares (the "Interest Shares"). The Debentureholder must elect to receive Interest Shares by giving notice in writing to the Company ("Interest Notice") no later than 7 days before each Interest Payment Date. In the event the Company does not receive the Interest Notice from a Debentureholder, the Debentureholder will receive the interest due in Canadian currency. The number of Interest Shares due shall be calculated using the average closing price (the "Interest Share Price") of the Company's Common Shares for the 10 trading days priorhto fifth day before the applicable Interest Payment Date. The Debentureholder shall receive Interest Shares totaling the amount of interest due during a specified period (an "Interest Payment") divided by the applicable Interest Share Price.

The conversion prices by which this Convertible Debenture may be converted are as follows:

         During the First Year:                               $1.35
         During the Second Year:                              $1.35
         During the Third Year:                               $1.56

The Company will automatically convert this Convertible Debenture into common shares of the Company in the event that the Company's Current Market Price (as defined in the Indenture) is $6.50.

Any common shares issued upon conversion of this Convertible Debenture shall bear the legends required by Section 2.19 of the Indenture.

The Indenture contains provisions making binding upon all Debentureholders of Convertible Debentures outstanding hereunder resolutions passed at meetings of such Debentureholders held in accordance with such provisions and instruments in writing signed by the Debentureholders of a specified majority of the principal amount of Convertible Debentures outstanding.

No transfer of the Convertible Debentures by the registered Debentureholder or his executors, administrators or any other legal representatives or his or their attorney duly appointed by an instrument in writing will be valid unless duly noted on one of the registers maintained by the Trustee or other registrar at its principal office in the City of Vancouver, British Columbia in accordance with the Indenture and only if such transfer is in form and execution satisfactory to the Trustee or other registrar and transfer agent upon compliance with any other reasonable requirements of the Trustee. The person in whose name this Convertible Debenture will be registered will be deemed and regarded as the owner hereof for all purposes of the Indenture and payment or on account of the principal of this Convertible Debenture.

This Convertible Debenture will not become obligatory for any purpose until it has been certified and delivered by the Trustee under the Indenture.

IN WITNESS WHEREOF Hilton Petroleum Ltd. has caused this Convertible Debenture to be signed by its proper officer duly authorized in that behalf.

DATED as of the     day of              , 200     .
                ----       -------------      ---

                          HILTON PETROLEUM LTD.

                          By:
                               ------------------------------------------------
                                Authorized Signatory



                              TRUSTEE'S CERTIFICATE

This Convertible Debenture is certified to be one of the Convertible Debentures
referred to in the Indenture within mentioned this    day of         , 200   .
                                                   ---       -------       --

                              MONTREAL TRUST COMPANY OF CANADA

                              By:
                                  --------------------------------------------
                                   Authorized Signatory

                CONVERSION FORM - SERIES B CONVERTIBLE DEBENTURE

TO:       Hilton Petroleum Ltd.
          Suite 1305, 1090 West Georgia Street
          Vancouver, British Columbia, V6E 3V7

AND TO:   Montreal Trust Company of Canada
          4th Floor, 510 Burrard Street
          Vancouver, British Columbia, V6C 3B9

RE:       Conversion of 10% Convertible Debenture, Series B
          (the "Convertible Debenture")



Reference is made to the Trust Indenture (the "Trust Indenture") dated as of January 24, 2001 between Hilton Petroleum Ltd. (the "Company") and Montreal Trust Company of Canada (the "Trustee").

The undersigned, as the registered Debentureholder of a Convertible Debenture, hereby notifies you of our intention to convert such Convertible Debenture ($ principal amount thereof) into Common Shares of the Company (as defined in the Trust Indenture) calculated using a Conversion Price of $ at the date hereof as determined pursuant to Section 4.1 of the Trust Indenture.

The undersigned hereby instructs the Trustee upon issue and registration of the Common Shares in the name and address of the undersigned as set out below to cancel the Convertible Debenture tendered herewith.



--------------------           -------------------------------------------------
Address                        Name


                               By:
--------------------              ----------------------------------------------


                               By:
--------------------              ----------------------------------------------

                FORM OF TRANSFER - SERIES B CONVERTIBLE DEBENTURE

FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto
(name) (the "Transferee"), of (residential address) $ principal amount of the Convertible Debentures of Hilton Petroleum Ltd. registered in the name of the undersigned on the records of Montreal Trust Company of Canada represented by the within certificate, and irrevocably appoints as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

         DATED the                   day of                            , 200   .
                   -----------------        ---------------------------     ---





---------------------------     ------------------------------------------------
Signature Guaranteed            (Signature of Debentureholder, to be the same as
                              appears on the face of this Debenture Certificate)